SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 4, 2004

                             ALAMOSA HOLDINGS, INC.
                  _____________________________________________
               (Exact Name of Registrant as Specified in Charter)




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       Delaware                          0-32357              75-2890997
---------------------------------  --------------------- -----------------------
(State or Other Jurisdiction      (Commission File Number) (I.R.S. Employer
    of Incorporation)                                     Identification No.)
 -------------------------------   ---------------------- ----------------------



                     5225 S. Loop 289, Lubbock, Texas     79424
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                 --------------


          (Former Name or Former Address, if Changed Since Last Report)






      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

              On November 4, 2004, Alamosa Holdings, Inc. issued a press release announcing financial information for its 2004 third quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

              (c) Exhibits.

              Exhibit Number             Description of Exhibit
              --------------             ----------------------
              99.1                       Press release issued November 4, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 4, 2004

                                    ALAMOSA HOLDINGS, INC.

                                    By /s/ Kendall W. Cowan
                                       ---------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer

                                 EXHIBIT INDEX


         99.1         Press release dated November 4, 2004